Exhibit 99.2

HUGHES TELEMATICS, INC.

2006 STOCK INCENTIVE PLAN

Section	1. Purpose of Plan.

The name of this plan is the HUGHES Telematics, Inc. 2006 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to provide additional incentive to those officers, employees, nonemployee directors and consultants of the Company and its Subsidiaries (as hereinafter defined), as well as any other individual who renders services directly or indirectly to the Company, in order to strengthen the commitment of such persons to the Company and its Subsidiaries, motivate such persons to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated persons whose efforts will result in the long-term growth and profitability of the Company. To accomplish such purposes, the Plan provides that the Company may grant Incentive Stock Options, Non-Qualified Stock Options, and Share Awards (each as hereinafter defined). From and after the consummation of a Public Offering (as hereinafter defined), if any, the Board may determine that the Plan is intended, to the extent applicable, to satisfy the requirements of section 162(m) of the Code (as hereinafter defined) and shall be interpreted in a manner consistent with the requirements thereof.

Section	2. Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below, unless expressly defined in a contrary manner in an Award Agreement:

(a) “Administrator” means the Board, or if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 3 hereof.

(b) “Affiliate” shall have the meaning assigned to such term in Rule 12b-2 promulgated under the Exchange Act.

(c) “Award” means a Share Award, an award of Incentive Stock Options or Non-Qualified Stock Options.

(d) “Award Agreement” means, with respect to each Award, the written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

(e) “Board” means the Board of Directors of the Company.

(f) “Cause” means (1) the continued failure by the Participant substantially to perform his or her duties and obligations to the Company, including without limitation repeated refusal to follow the reasonable directions of the employer, knowing violation of law in the course of performance of the duties of Participant’s employment with the Company or repeated absences from work without a reasonable excuse; (2) commission of fraud, disparagement of the Company or a material act of dishonesty against the Company; or (3) a conviction or plea of guilty or nolo contendere for the commission of a felony or a crime involving material dishonesty. Determination of Cause shall be made by the Administrator in its sole discretion.

(g) “Change in Control” means the first to occur of any one of the events set forth in the following paragraphs, provided that a Public Offering shall not constitute a Change in Control:

(i)	any Person, other than a Permitted Holder, is or becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 50% or more of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) hereof; or

(ii)	there is consummated a merger or consolidation of the Company with any other corporation other than (A) merger or consolidation which results in the directors of the Company immediately prior to such merger or consolidation continuing to constitute at least a majority of the board of directors of the Company, the surviving entity or any parent thereof, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

(iii)	the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity at least a majority of the Board of which comprises individuals who were directors of the Company immediately prior to such sale or disposition.

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

(i) “Committee” means any committee or subcommittee the Board may appoint to administer the Plan. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. From and after the consummation of a Public Offering, if any, the composition of the Committee shall at all times consist solely of persons who are (i) “Nonemployee Directors” as defined in Rule 16b-3 issued under the Exchange Act, and (ii) unless otherwise determined by the Board, “outside directors” as defined in section 162(m) of the Code.

(j) “Common Stock” means the common stock, par value $.01 per share, of the Company.

(k) “Company” means HUGHES Telematics, Inc., a Delaware corporation (or any successor corporation).

(l) “Disability” means (1) any physical or mental condition that would qualify a Participant for a disability benefit under any long-term disability plan maintained by the Company; (2) when used in connection with the exercise of an Incentive Stock Option following termination of employment, disability within the meaning of section 22(e)(3) of the Code; or (3) such other condition as may be determined in the sole discretion of the Administrator to constitute Disability.

(m) “Eligible Recipient” means an officer, director, employee, consultant or advisor of the Company or of any Parent or Subsidiary, as well as any other individual who renders services directly or indirectly to the Company.

(n) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(o) “Exercise Price” means the per share price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

(p) “Fair Market Value” as of a particular date shall mean the fair market value of a share of Common Stock as determined by the Administrator in its sole discretion; provided that (i) if the Common Stock is admitted to trading on a national securities exchange, fair market value of a share of Common Stock on any date shall be the closing sale price reported for such share on such exchange on such date , (ii) if the Common Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation (“Nasdaq”) System or other comparable quotation system and has been designated as a National Market System (“NMS”)

security, fair market value of a share of Common Stock on any date shall be the closing sale price reported for such share on such system on such date, or (iii) if the Common Stock is admitted to quotation on the Nasdaq System but has not been designated as an NMS security, fair market value of a share of Common Stock on any date shall be the average of the highest bid and lowest asked prices of such share on such system on such date.

(q) “Good Reason” means without the Participant’s written consent: (i) a change of the Participant’s place of employment by more than fifty (50) miles; or (ii) a material diminution in the base pay of the Participant from that in effect in the prior year.

(r) “Incentive Stock Option” shall mean an Option that is an “incentive stock option” within the meaning of section 422 of the Code, or any successor provision, and that is designated by the Committee as an Incentive Stock Option.

(s) “Non-Qualified Stock Option” means any Option that is not an Incentive Stock Option, including any Option that provides (as of the time such Option is granted) that it will not be treated as an Incentive Stock Option.

(t) “Option” means an Incentive Stock Option, a Non-Qualified Stock Option, or either or both of them, as the context requires.

(u) “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

(v) “Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority in Section 3 hereof, to receive grants of Options or awards of Restricted Stock. A Participant who receives the grant of an Option is sometimes referred to herein as “Optionee.”

(w) “Permitted Holder” means Communications Investors, LLC (or any investment fund or other entity directly or indirectly Controlled by or under common Control with Communications Investors, LLC).

(x) “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(y) “Public Offering” means the first underwritten public offering of Shares by the Company on a national exchange.

(z) “Share Awards” means an award of shares granted pursuant to Section 9 hereof.

(aa) “Shares” means shares of Common Stock of the Company.

(bb) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

Section	3. Administration.

(a) The Plan shall be administered by the Board or, at the Board’s sole discretion, by the Committee, which shall serve at the pleasure of the Board. Pursuant to the terms of the Plan, the Administrator shall have the power and authority, without limitation:

(i)	to select those Eligible Recipients who shall be Participants;

(ii)	to determine whether and to what extent Options or Share Awards are to be granted hereunder to Participants;

(iii)	to determine the number of Shares to be covered by each Award granted hereunder;

(iv)	to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder;

(v)	to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Options or Share Awards granted hereunder;

(vi)	to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; and

(vii)	to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan.

(b) The Administrator may, in its absolute discretion, without amendment to the Plan, (i) accelerate the date on which any Option granted under the Plan becomes exercisable, or otherwise adjust any of the terms of such Option, and (ii) accelerate the lapse of restrictions, or waive any condition imposed hereunder, with respect to any Share Award or otherwise adjust any of the terms applicable to any such Award; provided that no action under this Section 3(b) shall adversely affect any outstanding Award without the consent of the holder thereof.

(c) All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants. No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

Section	4. Shares Reserved for Issuance Under the Plan.

(a) The total number of Shares of Common Stock reserved and available for issuance under the Plan shall be 50,000 Shares. Such Shares may consist, in whole or in part, of authorized and unissued Shares or treasury shares.

(b) To the extent that (i) an Option expires or is otherwise cancelled or terminated without being exercised, or (ii) any Shares subject to any Share Award are forfeited, such Shares shall again be available for issuance in connection with future Awards granted under the Plan.

(c) It is the intention of the Company to have the Plan qualify as a “written compensatory benefit plan” as defined in Rule 701 (“Rule 701”) promulgated under the Securities Act of 1933, as amended from time to time (the “Securities Act”), and to operate the Plan in compliance with the requirements of Rule 701. The offer and sale of Shares pursuant to the Plan is intended to compensate employees of the Company and its subsidiaries, and such sale is not intended to raise capital for the Company.

Section	5. Equitable Adjustments.

(a) Adjustment for Change in Capitalization.

In the event that the Administrator shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), re-capitalization, Common Stock split, reverse Common Stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, makes an adjustment appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Administrator shall make such equitable changes or adjustments as it in its sole discretion deems necessary or appropriate to any or all of (1) the number and kind of shares of Common Stock or other securities which may thereafter be issued in connection with Awards, (2) the number and kind of shares of Common Stock, securities or other property issued or issuable in respect of outstanding Awards, (3) the exercise price, grant price or purchase price relating to any Award, and (4) the maximum number of shares subject to Awards which may be awarded to any employee during any tax year of the Company; provided that, with respect to Incentive Stock Options, any such adjustment shall be made in accordance with Section 424 of the Code.

(b) Adjustment for Change or Exchange of Shares for Other Consideration.

In the event the outstanding shares of Common Stock shall be changed into or exchanged for any other class or series of capital stock or cash, securities or other property pursuant to a re-capitalization, reclassification, merger, consolidation, combination or similar transaction (“Transaction”), then, unless otherwise determined by the Administrator in its sole discretion, (1) each Option shall thereafter become exercisable for the number and/or kind of capital stock, and/or the amount of cash, securities or other property so distributed, into which the shares of Common Stock subject to the Option would have been changed or exchanged had the Option been exercised in full prior to such transaction, and (2) each Award that is not an Option and that is not automatically changed in connection with the Transaction shall represent the number and/or kind of shares of capital stock, and/or the amount of cash, securities or other property so distributed, into which the number of shares of Common Stock covered by the Award would have been changed or exchanged had they been held by a stockholder.

(c) Reuse of Shares.

The following shares of Common Stock shall again become available for Awards: except as provided below, any shares subject to an Award that remain unissued upon the cancellation, surrender, exchange, forfeiture or termination of such Award for any reason whatsoever; and any shares of Restricted Stock cancelled or forfeited. Notwithstanding the foregoing, upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of shares of Common Stock as to which the Award is exercised and such number of shares shall no longer be available for Awards under the Plan.

Section	6. Eligibility.

The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among Eligible Recipients. The Administrator shall have the authority to grant to any Eligible Recipient Incentive Stock Options and Non-Qualified Stock Options and Share Awards, provided that directors of the Company or any Parent or Subsidiary who are not also employees of the Company or of any Parent or Subsidiary, and consultants or advisors to the Company or to any Parent or Subsidiary may not be granted Incentive Stock Options.

Section	7. Options.

(a) General. Any Option granted under the Plan shall be evidenced by an Award Agreement in such form as the Administrator may from time to time approve. The provisions of each Option need not be the same with respect to each Participant. Participants who are granted Options shall enter into an Award Agreement with the Company, in such form as the Administrator shall determine, which Award Agreement shall set forth, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option granted thereunder. The Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. To the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable.

(b) Exercise Price. The per share Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant but shall not be less than 100% of the Fair Market Value per Share on such date (110% of the Fair Market Value per Share on such date if, on such date, the Eligible Recipient owns (or is deemed to own under the Code) stock possessing more than ten percent (a “Ten Percent Owner”) of the total combined voting power of all classes of Common Stock).

(c) Option Term. The term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten years after the date such Option is granted. If the Eligible Participant is a Ten Percent Owner, an Incentive Stock Option may not be exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

(d) Exercisability. Options shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of preestablished corporate performance goals, as shall be determined by the Administrator in the Award Agreement or after the time of grant, provided that no action under this Section 7(d) following the time of grant shall adversely affect any outstanding Option without the consent of the holder thereof, and provided, further, that (to the extent required at the time of grant by California “blue sky” laws), Options granted to individuals other than officers, directors or consultants of the Company who reside in California shall be exercisable at the rate of at least 20% per year over five years from the date of grant. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion.

(e) Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or in part may also be made (i) by means of any broker’s cashless exercise procedure approved by the Administrator, (ii) in the form of unrestricted Shares or Share Awards already owned by the Optionee which, (x) have been owned by the Optionee for more than six months on the date of surrender, and (y) has a Fair Market Value on the date of surrender equal to the aggregate option price of the Shares as to which such Option shall be exercised, provided that, in the case of an Incentive Stock Option, the right to make payment in the form of already owned Shares or Share Awards may be authorized only at the time of grant, (iii) if so determined by the Board as of the date the Option is granted and set forth in the applicable Award Agreement, authorization for the Company to withhold a number of shares otherwise payable pursuant to the exercise of an Option having a Fair Market Value less than or equal to the aggregate exercise price, (iv) any other form of consideration approved by the Administrator and permitted by applicable law or (v) any combination of the foregoing. If payment of the Exercise Price is made in whole or in part in the form of Share Awards, the Shares received upon the exercise of such Option shall be restricted in accordance with the original terms of the Share Award in question, except that the Administrator may direct that such restrictions shall apply only to that number of Shares equal to the number of Shares surrendered upon the exercise of such Option.

(f) Rights as Shareholder. An Optionee shall have no rights to dividends or any other rights of a shareholder with respect to the Shares subject to the Option until the Optionee has given written notice of exercise, has paid in full for such Shares, has satisfied the requirements of Section 12 hereof and, if requested, has given the representation described in paragraph (b) of Section 13 hereof.

(g) Nontransferability of Options. The Optionee shall not be permitted to sell, transfer, pledge or assign any Option other than by will and the laws of descent and distribution (including, with respect to a Non-Qualified Stock Option only, by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the Participant) and all Options shall be exercisable during the Participant’s lifetime only by the Participant.

(h) Termination of Employment or Service. Unless otherwise set forth in an Award Agreement, if an Optionee’s employment with or service as a director, consultant or advisor to the Company or to any Parent or Subsidiary is terminated by the Company for any reason other than Cause or is terminated by such Optionee for Good Reason, (i) Options granted to such

Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date set forth in the Award Agreement, or such later date as is otherwise determined by the Administrator, but in no event shall such exercise period be less than 90 days after such termination (six months in the case of termination by reason of death or Disability), on which date they shall expire, and (ii) Options granted to such Optionee, to the extent that they were not exercisable at the time of such termination, shall expire on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term. Unless otherwise set forth in an Award Agreement, in the event of the termination of an Optionee’s employment for Cause or as a result of Optionee voluntarily ceasing employment or service with the Company (other than due to Disability or for Good Reason), all outstanding Options granted to such Participant shall expire on the date of such termination.

(i) Effect of Change in Control. Unless otherwise set forth in an Award Agreement, upon the occurrence of a Change in Control, unless the outstanding Options are assumed by the successor to the Company, the Administrator shall in its sole discretion determine equitable treatment of the outstanding Options.

(j) Limitation on Incentive Stock Options. To the extent that the aggregate Fair Market Value of Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under the Plan and any other stock option plan of the Company shall exceed $100,000, such Options shall be treated as Non-Qualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

Section	8. Share Awards.

(a) General. The Administrator is authorized to grant to Eligible Recipients such Share Awards, as deemed by the Administrator to be consistent with the purposes of the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Share Awards shall be made; the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of the Shares underlying the Share Awards (“Restricted Shares”); and the Restricted Period (as defined in Section 8(c)) applicable to awards of Restricted Shares. The Administrator may also impose such other restrictions and conditions, including the achievement of preestablished corporate performance goals, on Share Awards as it deems appropriate. The terms and conditions of such Share Awards shall be evidence by an Award Agreement. The provisions of the Share Awards need not be the same with respect to each Participant.

(b) Stock Certificates. Each Participant who is granted a Share Award shall be issued a stock certificate in respect of such Restricted Shares, which certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Share Award; provided that the Company may require that the stock certificates evidencing the Share Award granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Share Award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award.

(c) Nontransferability. The Restricted Shares granted pursuant to this Section 8 shall be subject to the restrictions on transferability set forth in this paragraph (c). During such period as may be set by the Administrator in the Award Agreement (the “Restricted Period”), the Participant shall not be permitted to sell, transfer, pledge, hypothecate or assign such Restricted Shares awarded under the Plan except by will or the laws of descent and distribution; provided that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine in its sole discretion. In no event shall the Restricted Period end with respect to Restricted Shares prior to the satisfaction by the Participant of any liability arising under Section 12 hereof. Any attempt to dispose of any Shares underlying a Share Award in contravention of any such restrictions shall be null and void and without effect.

(d) Rights as a Shareholder. Except as provided in Section 8(c), the Participant shall possess all incidents of ownership with respect to Restricted Shares during the Restricted Period, including the right to receive or reinvest dividends with respect to such Restricted Shares and to vote such Restricted Shares. Certificates for unrestricted Shares shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such Restricted Shares except as the Administrator, in its sole discretion, shall otherwise determine.

(e) Termination of Employment. The rights of Participants granted Share Awards upon termination of employment or service as a director, consultant or advisor to the Company or to any Parent or Subsidiary for any reason during the Restricted Period shall be set forth in the Award Agreement governing such Awards.

(f) Effect of Change in Control. Unless otherwise set forth in an Award Agreement, upon the occurrence of a Change in Control, unless the outstanding Share Award is assumed by the successor to the Company, the Administrator shall in its sole discretion determine equitable treatment of the outstanding Shares Award.

Section	9. Amendment and Termination.

The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant’s consent. Unless the Board determines otherwise, the Board shall obtain approval of the Company’s shareholders for any amendment that would require such approval in order to satisfy the requirements of section 162(m), section

422 of the Code, stock exchange rules or other applicable law. The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 5 of Plan, no such amendment shall impair the rights of any Participant without his or her consent.

Section	10. Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

Section	11. Company Call Option.

Unless otherwise set forth in an Award Agreement, following the termination of a Participant’s employment with or service to the Company or any of its Affiliates: (i) for Cause; (ii) as a result of Optionee terminating Optionee’s employment or service with the Company other than for Good Reason (or due to Disability) prior to the fifth anniversary of such Optionee’s employment or service to the Company, the Company shall have the right, but not the obligation, to purchase from such Participant, and if the Company exercises its right such Participant shall be required to sell to the Company, any or all Shares acquired by such Participant pursuant to the grant, vesting, exercise or settlement of all or a portion of any Award granted hereunder (such right, the Company’s “Call”). Within 180 days immediately following the effective date of termination of a Participant’s employment or service: (i) for Cause; or (ii) as a result of Optionee terminating Optionee’s employment or service with the Company other than for Good Reason (or due to Disability) prior to the fifth anniversary of such Optionee’s service to the Company, the Company shall notify such Participant whether the Company has elected to exercise its Call with respect to such Participant’s Shares. In the event that such Participant shall exercise a vested Option following such termination of employment, the Company’s Call shall be in effect for the 180-day period immediately following the date of such Option exercise. In the event that the Company exercises its Call, the amount to be paid in respect of such purchase shall be the lower of (x) the Fair Market Value of such Shares as of the effective date of such termination or (y) the price paid for such Shares. Any amount that becomes payable under this Section 11 shall be paid by the Company within 30 days following its notification to the Participant of its election to exercise its Call. Such payment may be made in cash or in the form of cancellation of purchase money indebtedness or in such form as the Administrator may determine in its sole discretion to be reasonable. Within 180 days immediately following the effective date of termination by the Company of a Participant’s employment or service: (i) other than for Cause; (ii) as a result of Optionee terminating Optionee’s employment or service with the Company for Good Reason (or due to Disability); or (iii) following the fifth anniversary of such Optionee’s service to the Company, the Company shall notify such Participant whether the Company has elected to exercise its Call with respect to such Participant’s Shares. In the event that such Participant shall exercise a vested Option following such termination of employment, the Company’s Call shall be in effect for the 180-day period immediately following the date of such Option exercise. In the event that the Company exercises its Call, the amount to be paid in respect of such purchase shall be the Fair Market Value of such Shares as of the effective date of such termination. Any amount that becomes payable under this Section 11 shall be paid by the Company within 30 days following its notification to the Participant of its election to exercise its Call. Such payment shall be made in cash.

Section	12. Withholding Taxes.

Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom or require a cash payment of an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Whenever Shares are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Administrator, in its sole discretion, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery Shares or by delivering already owned unrestricted Shares, in each case, having a value equal to the minimum amount of tax required to be withheld. Such shares shall be valued at their Fair Market Value on the date as of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such an election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award.

Section	13. General Provisions.

(a) Shares issued pursuant to Share Awards and upon exercise of Options shall be subject to the provisions of a Stockholders Agreement (the “Stockholders Agreement”). If a Participant is not party to the Stockholders Agreement, then the Company may, as a condition to the issuance of a Share Award or the exercise of an Option, require such Participant to become party to a Stockholders Agreement or such portions thereof as the Administrator determines. The Stockholders Agreement shall contain, among other things, provisions relating to “drag-along rights”, provisions concerning the voting of the Shares, lock-up agreements in connection with any Initial Public Offering or subsequent underwritten public offerings which shall be of the same type and duration as those applicable to Directors of the Company and rights of first refusal for the benefit of the Company and its controlling stockholder(s).

(b) Shares shall not be issued pursuant to the exercise of any Award granted hereunder unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act and the requirements of any stock exchange upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(c) The Administrator may require each person acquiring Shares to represent and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. The certificates for such Shares may include any legend that the Administrator deems appropriate to reflect any restrictions on transfer.

(d) All certificates for Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock may then be listed, and any applicable federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(e) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval, if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any Eligible Recipient any right to continued employment or service with the Company or any Parent or Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Parent or Subsidiary to terminate the employment or service of any of its Eligible Recipients at any time.

(f) To the extent applicable, pursuant to the provisions of Section 260.140.46 of Title 10 of the California Code of Regulations, the Company shall provide to each Participant and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such Participant or purchaser has one or more awards granted under the Plan outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of the Company’s annual financial statements, subject to appropriate confidentiality agreements. The Company shall not be required to provide such statements to key employees of the Company whose duties in connection with the Company assure their access to equivalent information.

(g) To the extent applicable, the provisions of Sections 260.160.41, 260.140.42 and 260.140.45 of Title 10 of the California Code of Regulations are incorporated herein by reference.

Section	14. Effective Date of Plan.

The Plan became effective as of November 30, 2006 (the “Effective Date”).

Section	15. Term of Plan.

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.